                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the Co-Registrants /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / / Preliminary Proxy Statement  / / Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
    / /Definitive Proxy Statement
    /X/Definitive Additional Materials
    / /Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                AMERICAN CAPITAL COMSTOCK FUND, INC. (811-1570)
             AMERICAN CAPITAL CORPORATE BOND FUND, INC. (811-2423)
             AMERICAN CAPITAL EMERGING GROWTH FUND, INC. (811-2424)
                AMERICAN CAPITAL ENTERPRISE FUND, INC. (811-630)
              AMERICAN CAPITAL EQUITY INCOME FUND, INC. (811-919)
               AMERICAN CAPITAL FEDERAL MORTGAGE TRUST (811-4491)
          AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND, INC. (811-8286)
            AMERICAN CAPITAL GOVERNMENT SECURITIES, INC. (811-4003)
              AMERICAN CAPITAL GOVERNMENT TARGET SERIES (811-6127)
            AMERICAN CAPITAL GROWTH AND INCOME FUND, INC. (811-1228)
                  AMERICAN CAPITAL HARBOR FUND, INC. (811-734)
            AMERICAN CAPITAL HIGH YIELD INVESTMENTS, INC. (811-2851)
               AMERICAN CAPITAL LIFE INVESTMENT TRUST (811-4424)
             AMERICAN CAPITAL MUNICIPAL BOND FUND, INC. (811-2683)
                  AMERICAN CAPITAL PACE FUND, INC. (811-1792)
         AMERICAN CAPITAL REAL ESTATE SECURITIES FUND, INC. (811-8480)
                 AMERICAN CAPITAL RESERVE FUND, INC. (811-2482)
          AMERICAN CAPITAL SMALL CAPITALIZATION FUND, INC. (811-6421)
                  AMERICAN CAPITAL TAX-EXEMPT TRUST (811-4746)
          AMERICAN CAPITAL TEXAS MUNICIPAL SECURITIES, INC. (811-6464)
          AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME (811-6724)
            AMERICAN CAPITAL UTILITIES INCOME FUND, INC. (811-7998) AMERICAN CAPITAL WORLD PORTFOLIO SERIES, INC. (811-6220)

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per each Co-Registrant (an aggregate of $2,875 for the Co-Registrants listed above) per Item 22(a)(2) of Schedule 14A.

/X/ Fee paid previously with preliminary materials.
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                   [VAN KAMPEN AMERICAN CAPITAL LETTERHEAD]


June 23, 1995

                               IMPORTANT NOTICE


Dear Shareholder:

We recently sent you proxy voting material relating to your Fund's upcoming shareholder meeting. According to our latest records, we have not received your vote.

Your Fund's management and independent directors support each of the proposals and urge you to cast your vote "FOR" the proposals.

Your vote is important and your participation in the affairs of your Fund does make a difference. A majority of outstanding shares must be represented in order for the meeting to be held. Enclosed is a proxy card and postage-paid envelope. Please indicate your vote, sign the card and return it in the envelope provided as soon as possible.

If you have any questions or would like an additional proxy statement for review, please call us between 7 a.m. and 7 p.m. Central time at 1-800-421-5666. Thank you for your cooperation.

Sincerely,


Don G. Powell
President